Exhibit 99.1

Dover Corporation Consolidated
Sales, Operating Profit and Other Data by Market Segment — Continuing Operations
(unaudited) (in thousands except % figures)

For the Years Ended December 31,	2004	2003	2002

	(in thousands)
Sales to unaffiliated customers:
Diversified	$763,237	$639,688	$602,178
Electronics	476,555	379,306	361,650
Industries	834,518	695,848	701,492
Resources	1,289,791	938,400	830,865
Systems	663,818	666,643	649,431
Technologies	1,469,458	1,102,200	914,244
Inter-company sales	(9,265)	(8,789)	(6,267)

Consolidated sales	$5,488,112	$4,413,296	$4,053,593

Operating profit:
Diversified	$89,579	$69,646	$77,611
Electronics	41,181	32,540	13,585
Industries	96,558	74,779	89,078
Resources	209,369	129,262	116,917
Systems	70,355	85,772	75,950
Technologies	159,585	82,682	(14,099)
Interest income, interest expense and general corporate expenses, net	(114,481)	(102,789)	(95,673)

Consolidated earnings before taxes on income	$552,146	$371,892	$263,369

Operating profit margin (pretax):
Diversified	11.7%	10.9%	12.9%
Electronics	8.6	8.6	3.8
Industries	11.6	10.7	12.7
Resources	16.2	13.8	14.1
Systems	10.6	12.9	11.7
Technologies	10.9	7.5	(1.5)

Consolidated profit margin	10.1%	8.4%	6.5%
Total assets at December 31:
Diversified	$780,785	$753,420	$671,843
Electronics	534,067	417,335	389,930
Industries	627,515	621,259	597,316
Resources	1,478,145	1,214,965	772,634
Systems	320,832	299,800	304,210
Technologies	1,674,040	1,343,779	1,206,094
Corporate (principally cash and equivalents and marketable securities)	365,974	344,815	336,691

Total continuing assets	$5,781,358	$4,995,373	$4,278,718

Assets from discontinued operations	10,821	164,139	158,398

Consolidated total	$5,792,179	$5,159,512	$4,437,116

Depreciation and amortization:
Diversified	$28,214	$28,325	$27,029
Electronics	23,226	21,175	23,228
Industries	15,069	16,872	17,960
Resources	45,056	33,513	34,774
Systems	13,043	14,122	13,664
Technologies	35,149	36,278	38,973
Corporate	1,088	1,024	1,318

Consolidated total	$160,845	$151,309	$156,946

Capital expenditures:
Diversified	$20,118	$18,104	$18,495
Electronics	17,949	12,852	12,339
Industries	10,803	10,740	15,947
Resources	26,484	15,479	14,720
Systems	7,334	13,287	9,118
Technologies	24,426	24,388	25,395
Corporate	320	1,550	403

Consolidated total	$107,434	$96,400	$96,417

Exhibit 99.1

DOVER CORPORATION
MARKET SEGMENT QUARTERLY RESULTS
(unaudited) (in thousands)

			2004
SALES	First	Second	Third	Fourth	Total

Diversified	$184,907	$196,591	$188,064	$193,675	$763,237
Electronics	110,372	113,261	118,015	134,907	476,555
Industries	195,603	210,201	210,248	218,466	834,518
Resources	290,792	315,610	337,139	346,250	1,289,791
Systems	147,631	159,031	180,732	176,424	663,818
Technologies	315,244	387,971	412,414	353,829	1,469,458
Inter-company eliminations	(2,169)	(2,305)	(2,416)	(2,375)	(9,265)

Net sales	$1,242,380	$1,380,360	$1,444,196	$1,421,176	$5,488,112

EARNINGS
Diversified	$22,265	$23,992	$22,057	$21,265	$89,579
Electronics	11,103	10,383	9,179	10,516	41,181
Industries	21,060	26,216	24,930	24,352	96,558
Resources	47,248	55,392	55,823	50,906	209,369
Systems	15,579	15,913	18,289	20,574	70,355
Technologies	26,583	52,816	58,065	22,121	159,585

Subtotal continuing operations	143,838	184,712	188,343	149,734	666,627
Corporate expense/other	(11,463)	(13,708)	(13,696)	(14,324)	(53,191)
Net interest expense	(14,680)	(15,324)	(15,939)	(15,347)	(61,290)

Earnings from continuing operations, before taxes on income	117,695	155,680	158,708	120,063	552,146
Federal and other taxes on income	33,886	46,013	41,850	21,257	143,006

Net earnings from continuing operations	$83,809	$109,667	$116,858	$98,806	$409,140

			2003
SALES	First	Second	Third	Fourth	Total

Diversified	$151,870	$166,010	$157,918	$163,890	$639,688
Electronics	90,224	94,553	94,537	99,992	379,306
Industries	156,567	173,387	175,113	190,781	695,848
Resources	213,098	220,275	231,025	274,002	938,400
Systems	157,772	168,858	170,152	169,861	666,643
Technologies	230,849	273,032	296,212	302,107	1,102,200
Inter-company eliminations	(2,007)	(2,115)	(2,048)	(2,619)	(8,789)

Net sales	$998,373	$1,094,000	$1,122,909	$1,198,014	$4,413,296

EARNINGS
Diversified	$15,690	$20,487	$15,781	$17,688	$69,646
Electronics	8,862	8,489	7,696	7,493	32,540
Industries	15,017	17,259	18,299	24,204	74,779
Resources	30,832	29,781	34,629	34,020	129,262
Systems	21,242	21,877	21,365	21,288	85,772
Technologies	8,942	19,658	30,778	23,305	82,683

Subtotal continuing operations	100,585	117,551	128,548	127,998	474,682
Corporate expense/other	(8,525)	(7,719)	(12,848)	(11,532)	(40,624)
Net interest expense	(16,479)	(15,666)	(15,443)	(14,578)	(62,166)

Earnings from continuing operations, before taxes on income	75,581	94,166	100,257	101,888	371,892
Federal and other taxes on income	17,893	22,575	25,022	21,186	86,676

Net earnings from continuing operations	$57,688	$71,591	$75,235	$80,702	$285,216